UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street – Suite 3300 P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 5, 2008, Commonwealth Edison Company entered into a Retention Award Agreement (“Agreement”) with Robert K. McDonald, its Senior Vice President and Chief Financial Officer. The Agreement:

•	Provides a retention incentive award in the amount of $400,000 payable as of August 5, 2012, subject to Mr. McDonald’s continued employment through such date.

•

In the event Mr. McDonald’s employment terminates prior to August 5, 2012 for any reason other than his death, long-term disability or involuntary termination by ComEd without cause, the entire award is forfeited.

•

In the event of his death or long-term disability, the award accelerates and becomes payable. In the event of his termination by ComEd without cause, a pro-rated portion of the award accelerates and becomes payable and the remainder of the award is forfeited.

A copy of the Agreement is attached as Exhibit 99.1 to this report.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure

Commonwealth Edison Company (ComEd) is disclosing in this current report on Form 8-K ComEd’s unaudited consolidated financial statements and related footnotes contained in ComEd’s quarterly report on Form 10-Q, as filed on July 23, 2008, for the three and six months ended June 30, 2008, in order to present financial information for ComEd on a wholly separate basis for the convenience of investors and others. The unaudited consolidated financial statements and related footnotes have not been updated for recent events.

A copy of this report is attached as Exhibit 99.2.

* * * * *

Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) ComEd’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Retention Award Agreement between Commonwealth Edison Company and Robert K. McDonald

99.2	Commonwealth Edison Company unaudited Consolidated Financial Statements for the three and six months ended June 30, 2008 and related Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer

August 6, 2008

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